                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         YONKERS FINANCIAL CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         YONKERS FINANCIAL CORPORATION
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14a.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------

Notes:

                  [YONKERS FINANCIAL CORPORATION LETTERHEAD]



                               September 12, 1996



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Yonkers Financial Corporation (the "Company"), we cordially invite you to attend a Special Meeting of Stockholders of the Company. The meeting will be held at 4:30 p.m., Yonkers, New York time, on October 30, 1996 at the main office of The Yonkers Savings & Loan Association, FA located at One Manor House Square, Yonkers, New York 10701.

     An important aspect of the meeting process is the stockholder vote on corporate business items. We urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to ratify the adoption of the 1996 Stock Option and Incentive Plan and the 1996 Management Recognition Plan. The Board of Directors has carefully considered both of these proposals and believes that their approval will enhance the ability of the Company to recruit and retain quality directors and management. Accordingly, your Board of Directors unanimously recommends that you vote "For" both of the proposals.

     We encourage you to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

                             Sincerely,



                             Richard F. Komosinski
                             President

                         YONKERS FINANCIAL CORPORATION
                               6 Executive Plaza
                           Yonkers, New York  10701
                                (914) 965-2500

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        To be Held on October 30, 1996


     Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Yonkers Financial Corporation (the "Company") will be held at the main office of The Yonkers Savings & Loan Association, FA located at One Manor House Square, Yonkers, New York, at 4:30 p.m., Yonkers, New York time, on October 30, 1996.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. The ratification of the adoption of the Company's 1996 Stock Option and Incentive Plan;

     2. The ratification of the adoption of the Company's 1996 Management Recognition Plan;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 9, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders at the office of the Company, 6 Executive Plaza, Yonkers, New York, during the ten days prior to the Meeting, during the hours of 8:30 a.m. to 5:00 p.m., Monday through Friday, as well as at the Meeting.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                BY ORDER OF THE BOARD OF DIRECTORS



                                William G. Bachop
                                Chairman of the Board


Yonkers, New York
September 12, 1996

- ------------------------------------------------------------------------------
 IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
 OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
 IF MAILED WITHIN THE UNITED STATES.
- ------------------------------------------------------------------------------

                                PROXY STATEMENT

                         YONKERS FINANCIAL CORPORATION
                               6 Executive Plaza
                           Yonkers, New York  10701
                                (914) 965-2500

                        SPECIAL MEETING OF STOCKHOLDERS
                                October 30, 1996


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Yonkers Financial Corporation (the "Company"), the parent company of The Yonkers Savings and Loan Association, FA ("Yonkers Savings" or the "Association"), of proxies to be used at the Special Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Association located at One Manor House Square, Yonkers, New York 10701, on October 30, 1996, at 4:30 p.m., Yonkers, New York time, and all adjournments of the Meeting. The accompanying Notice of Special Meeting and this Proxy Statement are first being mailed to stockholders on or about September 12, 1996.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the proposals to ratify the adoption of the Yonkers Financial Corporation 1996 Stock Option and Incentive Plan (the "Stock Option Plan") and the Yonkers Financial Corporation 1996 Management Recognition Plan (the "MRP").

VOTE REQUIRED AND PROXY INFORMATION

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than those described in the Notice of Special Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Proposals to ratify the adoption of the Stock Option Plan and the MRP require the affirmative vote of a majority of shares entitled to vote at the Meeting. Proxies marked to abstain with respect to any proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Joseph L. Macchia, Secretary, Yonkers Financial Corporation, 6 Executive Plaza, Yonkers, New York 10701.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

     Stockholders of record as of the close of business on September 9, 1996 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 3,570,750 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock ("Five Percent Beneficial Owners"), (ii) each member of the Company's board of directors, (iii) each officer of the Company and the Association who made in excess of $100,000 (salary and bonus) (the "Named Officers") during the fiscal year ended September 30, 1995 ("fiscal 1995"); and (iv) all directors and executive officers of the Company and the Association as a group.


                                                                     SHARES BENEFICIALLY OWNED     PERCENT
                         BENEFICIAL OWNER                             AT SEPTEMBER 9, 1996        OF CLASS
- ------------------------------------------------------------------   -------------------------    ---------
Five Percent Beneficial Owners
- ------------------------------

Yonkers Financial Corporation Employee Stock Ownership Plan/(1)/             285,660               8.00%
6 Executive Plaza
Yonkers, New York  10701

Directors and Named Officers/(2)(3)/
- ----------------------------

William G. Bachop, Chairman of the Board                                      15,000/(5)/           .42

P. Anthony Sarubbi, Vice Chairman of the Board                                19,000                .53

Donald R. Angelilli, Director                                                 10,000                .28

Richard F. Komosinski, Director and President                                 14,000/(6)/           .39

Charles D. Lohrfink, Director                                                 13,198                .37

Michael J. Martin, Director                                                    1,000                .03

Eben T. Walker, Director                                                      10,818                .30

Directors and executive officers of the Company                              126,766               3.55
 and the Association, as a group (12 persons)/(4)/

- ---------------------
/(1)/ The amount reported represents shares held by the Employee Stock Ownership
      Plan ("ESOP"), none of which have been allocated to accounts of participants. Community Bank, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.
/(2)/ Amount includes shares held directly, shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. The amounts reported exclude shares proposed to be awarded to such individuals pursuant to the Stock Option Plan and the MRP, subject to the ratification of such plans by stockholders at the Meeting.
/(3)/ The address of each Director and Named Officer is the same as that of the
      Company.
/(4)/ Includes 35,150 shares by two directors emeriti of the Association.
/(5)/ Includes 10,000 shares held by spouse.
/(6)/ Includes 5,429 shares held by the 401(k) Plan and 1,812 shares held by spouse.


DIRECTOR COMPENSATION

     The Board of Directors of the Company are paid a fee of $750 for each Board meeting attended. The Chairman and Vice Chairman of the Board of the Company receive and additional $50 and $25, respectively, for each Board meeting attended. Non-employee directors of the Board received an additional $275 for each committee (other than Nominating Committee) meeting attended and committee chairmen received $300 per committee (other than Nominating Committee) meeting attended.

     During fiscal 1995, each of the directors of the Association, other than the Chairman and the Vice Chairman, received a fee of $650 per meeting attended as compensation for service on the Board of the Association. During fiscal 1995, the Chairman and Vice Chairman of the Board of the Association received $700 and $675, respectively, for each Board meeting attended. All non-employee members of the Board receive an additional $250 for each committee (other than the Nominating Committee) meeting attended. Committee chairmen receive $275 per committee (other than the Nominating Committee) meeting attended. Effective in January 1996, each of the directors, other than the Chairman and the Vice Chairman, received a fee of $750 per meeting attended as compensation for service on the Board of the Association. The Chairman and Vice Chairman of the Board of the Association received $800 and $775, respectively, for each Board meeting attended. Effective in January 1996, all non-employee members of the Board received an additional $275 for each committee (other than Nominating Committee) meeting attended and committee chairmen received $300 per committee (other than Nominating Committee) meeting attended.

     For information regarding option and restricted stock awards to be granted to directors pursuant to the Stock Option Plan and the MRP, subject to stockholder approval of such plans, see "Proposal I - Ratification of the 1996 Stock Option and Incentive Plan" and "Proposal II - Ratification of the 1996 Management Recognition Plan."

EXECUTIVE COMPENSATION

     The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Association.

     The following table sets forth information concerning the compensation paid or granted to the Named Officers in fiscal 1995. No other executive officer had compensation in excess of $100,000 in fiscal 1995. Mr. William F. Ramsey, Senior Vice President and Director of the Company, died on September 2, 1996. Due to Mr. Ramsey's untimely death, he is no longer eligible to participate in the Company's Stock Option Plan and the MRP, under the terms of these plans.


                                                    SUMMARY COMPENSATION TABLE
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                             LONG-TERM COMPENSATION
                                                                    -----------------------------------------
                    ANNUAL COMPENSATION/(1)/                                         AWARDS
- -------------------------------------------------------------------------------------------------------------
                                                                                   RESTRICTED      SECURITIES
                                                                    OTHER ANNUAL     STOCK         UNDERLYING     ALL OTHER
                                              SALARY     BONUS      COMPENSATION    AWARD(S)        OPTIONS/     COMPENSATION
NAME AND PRINCIPAL POSITION             YEAR   ($)/(2)/   ($)           ($)           ($)            SARS(#)         ($)
- -----------------------------------------------------------------------------------------------------------------------------------
Richard F. Komosinski, President,       1995  $ 128,441  $8,085            /(3)/        /(4)/           /(5)/     $3,382/(6)/
Chief Executive Officer and Director

William F. Ramsey, Senior Vice          1995     93,676   5,778            /(3)/        ---             ---        2,718/(7)/
President and Director

- -----------------------------------------------------------------------------------------------------------------------------------
- ---------------------------

/(1)/ In accordance with the revised rules on executive compensation disclosure adopted by the Securities and Exchange Commission ("SEC"), Summary Compensation information is excluded for the fiscal years ended September 30, 1994 and 1993.
/(2)/ Includes $9,328 and $9,580 contributed by Messrs. Komosinski and Ramsey, respectively, to the Association's 401(k) Plan and directors fees of $9,3 respectively, to the Association's 401(k) Plan and directors fees of $9,300 paid to each individual named above. Effective in January 1996, the annual salaries of Messrs. Komosinski and Ramsey were raised to $140,000 and $95,000, respectively.
/(3)/ Pursuant to SEC rules, the table above excludes perquisites and other personal benefits which do not exceed the lesser of $50,000 or 10% of salary and bonus.
/(4)/ Pursuant to the proposed MRP, the Company intends to grant to Mr.
      Komosinski 35,707 shares of restricted stock. For additional information regarding the terms of this award, see "Proposal II - Ratification of the 1996 Management Recognition Plan."
/(5)/ Pursuant to the proposed Stock Option Plan, the Company intends to grant to Mr. Komosinski options to Mr. Komosinski options to purchase 85,698 shares of Common Stock at an exercise price equal to the market value per share of the Common Stock on the date of grant. For additional information regarding the terms of this award, see "Proposal I - Ratification of the 1996 Stock Option and Incentive Plan."
/(6)/ Includes the Association's contribution of $2,518 to the 401(k) Plan and life insurance premiums paid by the Association of $864 on behalf of Mr. Komosinski.
/(7)/ Includes the Association's contribution of $1,791 to the 401(k) Plan and life in life insurance premiums paid by the Association of $927 on behalf of Mr. Ramsey.

     No options or stock appreciation rights were granted or exercised during the fiscal 1995. See "Proposal I - Ratification of the 1996 Stock Option and Incentive Plan" for information regarding awards intended to be made in fiscal 1996, subject to stockholder ratification of the Stock Option Plan at the Meeting.

EMPLOYMENT AGREEMENT

     The Association has entered into an employment agreement with Mr. Komosinski. The employment agreement is designed to assist the Association in maintaining a stable and competent management team. The continued success of the Association depends to a significant degree on the skills and competence of its President and Chief Executive

Officer. The agreement was filed with the Office of Thrift Supervision (the "OTS") as part of the application of the Company for approval to become a thrift holding company. The employment agreement which became effective upon completion of the Association's conversion to stock form (the "Conversion") provides for an annual base salary in an amount not less than such individual's current salary and an initial term of three years. The agreement provides that, on each anniversary of the effective date of the agreement, the term of employment under the agreement shall be extended for a period of one year in addition to the then-remaining term of employment, provided that such extension is formally reviewed and approved by the Board of Directors of the Association and provided that the Association has not given a 90-day notice that it will not extend the agreement. The agreement provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreement is also terminable by the employee upon 90 days' notice to the Association.

     In the event Mr. Komosinski is involuntarily terminated within 12 months of a change in control, the employment agreement provides for payment to Mr. Komosinski of a lump sum payment equal to 299% of his base compensation plus the maintenance of his health insurance for the remaining term of the contract, in lieu of the payment of his salary. Such payment could have the effect of deterring an attempt to acquire control of the Company by increasing the acquiror's expenses if any acquisition occurs. The termination payment is subject to reduction by the amount of all other compensation to Mr. Komosinski deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five-year period or be non-deductible by the Association for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. (S) 574.3 or 4. Such filings or notices are generally required prior to the acquisition of control of 10% of the Company's Common Stock.

     Based on his salary at September 30, 1995, if Mr. Komosinski had been terminated as of such date, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $370,000.

CHANGE IN CONTROL SEVERANCE AGREEMENTS

     The Association has entered into change in control severance agreements with Vice Presidents Joseph L. Macchia, Joseph D. Roberto and Phillip A. Guarnieri. Each agreement becomes effective upon completion of the Conversion and provides for an initial term of two years. Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to the annual review and approval of such extension by the Board of Directors of the Association. Each agreement provides for termination for cause or upon the occurrence of certain events specified by OTS regulations.

     Each agreement provides for payment to the employee of 200% of the employee's base compensation and the continued payment of health insurance coverage in the event employment terminates involuntarily in connection with a change in control of the Association. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Code to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five-year period or be non-deductible by the Association for federal income tax purposes. For the purposes of the agreements, a "change in control" is defined to include any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R.
(S) 574.3 or 4 or any successor regulation. Such events are generally triggered prior to the acquisition of control of 10% of the Company's Common Stock.

BENEFIT PLANS

     GENERAL. Yonkers Savings currently provides health care benefits to its employees, including hospitalization, major medical, life and disability insurance, subject to certain deductibles and copayments by employees. The Association also offers a cafeteria plan to its employees which enables participating employees to defer up to $5,000 of each employee's annual salary to cover, among other things, dental care, eye care expense, dependent care and medical insurance premiums.

     DEFINED BENEFIT PENSION PLAN. The Association sponsors a defined benefit pension plan for its employees (the "Pension Plan"). Full-time salaried employees are eligible to participate in the Pension Plan following the completion of one year of service (1,000 hours worked during a continuous 12-month period) and attainment of 21 years of age. A participant must reach five years of service before attaining a vested interest in his or her retirement benefits, after which such participant is 100% vested. The Pension Plan is funded solely through contributions made by Yonkers Savings. The Pension Plan contribution for the 1995 plan year was $121,000.

     The benefit provided to a participant at normal retirement age (generally age 65) is based on the average of the participant's basic annual compensation during the five consecutive calendar years of service within which yields the highest average compensation ("average annual compensation"). Compensation for this purpose is the participant's basic annual salary, including any contributions through a salary reduction arrangement to a cash or deferred plan under Section 401(k) of the Code and bonus. The annual benefit provided to a participant who retires at age 65 is equal to 1.75% of average annual compensation for each year of service subject to offset of the participant's anticipated Social Security benefits. An individual's annual benefit is limited to the lesser of 100% of his or her annual average compensation or $120,000. The Pension Plan also provides for death benefits.

     The following table sets forth, as of September 30, 1995, estimated annual pension benefits for individuals at age 65 payable in the form of a life annuity under the most advantageous plan provisions for various levels of compensation and years of service. The figures in this table are based upon the assumption that the Pension Plan continues in its present form and reflects offsets for social security and other retirement benefits and does not reflect benefits payable under the ESOP. At September 30, 1995, the estimated years of credited service of Messrs. Komosinski and Ramsey were 32 and 34 years, respectively.


                    PENSION PLAN TABLE
- -----------------------------------------------------------
 Remuneration                Years of Service
- -----------------------------------------------------------
                   15       20      25       30       35
- -----------------------------------------------------------
$100,000        $24,345  $32,460  $40,575  $48,690  $56,805

 125,000         30,907   41,210   51,512   61,815   72,117

 150,000         37,470   49,960   62,450   74,940   87,430

 175,000         37,470   49,960   62,450   74,940   87,430

 200,000         37,470   49,960   62,450   74,940   83,430

     SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT. The Association has entered into a non-qualified Supplemental Executive Retirement Agreement ("SERA") with President Komosinski which provides him with a supplemental retirement benefit equal to what would have been provided to him under the Pension Plan but for the limitations contained in Sections 401, 414 and 415 of the Code. Such benefit shall be payable upon retirement in form of a lump sum distribution.

     The Association may establish an irrevocable grantor trust in connection with the SERA. This trust would be funded with contributions from the Association for the purpose of providing the benefits promised under the terms of the SERA. Under such circumstances, the SERA participant would have only the rights of an unsecured creditor with respect to the trust's assets, and would not recognize income with respect to benefits provided by the SERA until such benefits are received by the participant. The assets of the grantor trust would be considered part of the general assets of the Association and would be subject to the claims of the Association's creditors in the event of the Association's insolvency. Earnings on the trust's assets are taxable to the Association. The trustee of the trust may invest the trust's assets in the Company's Common Stock.

     The SERA described above is unfunded and all obligations arising thereunder are payable from the general assets of the Association.

     401(K) SAVINGS PLAN. The Association has a qualified, tax-exempt savings plan with a cash or deferred feature qualifying under Section 401(k) (the "401(k) Plan") of the Internal Revenue Code of 1986, as amended (the "Code"). All full-time salaried employees who have attained age 21 and completed one year of employment, during which they worked at least 250 hours, are eligible to participate .

     Participants are permitted to make salary reduction contributions to the 401(k) Plan of up to 15.0% of the participant's annual salary up to a maximum of $9,500 for calendar year 1996. Each participant's salary reduction contribution is matched by the Association in an amount equal to up to 2% of the participant's compensation for the plan year. All participant contributions and earnings are fully and immediately vested. All matching contributions are vested at a rate of 20% per year over a five-year period beginning upon the completion of the second year of service. However, in the event of normal retirement, permanent disability or death, a participant will automatically become 100% vested in the value of all matching contributions and earnings thereon.

     The funds included in the 401(k) Plan are invested at the direction of the participant into one of the investment options available under the 401(k) Plan. The 401(k) Plan was amended to permit participants to purchase Common Stock through the 401(k) Plan. Changes in investment directions among the funds are permitted on a monthly basis pursuant to procedures established by the Plan Administrator. Each participant receives a monthly statement which provides information regarding, among other things, the market value of his investments and contributions made to the 401(k) Plan on his behalf. Participants are permitted to borrow against their account balance in the 401(k) Plan. For the fiscal year ended September 30, 1995, the Association's contribution to the 401(k) Plan on behalf of Messrs. Komosinski and Ramsey were included in the Summary Compensation Table.

     EMPLOYEE STOCK OWNERSHIP PLAN. The Boards of Directors of Yonkers Savings and the Company approved the adoption of an ESOP for the benefit of full-time employees of Yonkers Savings. The ESOP is designed to meet the requirements of an employee stock ownership plan as described at Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and, as such, the ESOP is empowered to borrow in order to finance purchases of the Company's Common Stock.

     The ESOP was funded with a loan from the Company. The proceeds from this loan were used by the ESOP to purchase 8% of the Common Stock issued in the Conversion. The interest rate paid on this loan is the Internal Revenue Service ("IRS") prescribed applicable federal rate at the time of origination. The ESOP will repay the loan through periodic tax-deductible contributions from the Association over a 10-year period. As a qualified employee pension plan under
Section 401(a) of the Code, the ESOP is in the form of a stock bonus plan and provides for contributions, predominantly in the form of either the Company's Common Stock or cash, which will be used within a reasonable period after the date of contributions primarily to purchase the Company Common Stock. The maximum tax-deductible contribution by the Association in any year is an amount equal to the maximum amount that may be deducted by the Association under
Section 404 of the Code, subject to reduction based on contributions to other tax-qualified employee plans. Additionally, the Association will not make contributions if such contributions would cause the Association to violate its regulatory capital requirements. The assets of the ESOP are invested primarily in the Company's Common Stock. The Association will receive a tax deduction equal to the amount it contributes to the ESOP.

     From time to time, the ESOP may purchase additional shares of Common Stock for the benefit of plan participants through purchases of outstanding shares in the market, upon the original issuance of additional shares by the Company or upon the sale of shares held in treasury by the Company. Such purchases, which are not currently contemplated, would be subject to then-applicable laws, regulations and market conditions.

     All full-time salaried employees of the Association are eligible to participate in the ESOP after they attain age 21 and complete one year of service during which they work at least 1,000 hours. Employees will be credited for years of service to the Association prior to the adoption of the ESOP for participation and vesting purposes. The Association's contribution to the ESOP is allocated among participants on the basis of compensation. Each participant's account will be credited with cash and shares of Company Common Stock based upon compensation earned during the year with respect to which the contribution is made. A participant will become fully vested in his or her ESOP account after completing five years of service. ESOP participants are entitled to receive distributions from their ESOP accounts only upon termination of service. Distribution will be made in cash and in whole shares of the Company's Common Stock. Fractional shares will be paid in cash. Participants will not incur a tax liability until a distribution is made.

     Participating employees are entitled to instruct the trustee of the ESOP as to how to vote the shares of Company Common Stock held in their account. The trustee, who has dispositive power over the shares in the Plan, is not affiliated with the Company or Yonkers Savings. The ESOP may be amended by the Board of Directors of the Company, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund for purposes other than the benefit of participants or their beneficiaries.

     STOCK OPTION AND INCENTIVE PLAN. The Stock Option Plan was adopted by the Board of Directors, subject to ratification by stockholders at the Meeting. See "Proposal I - Ratification of the 1996 Stock Option and Incentive Plan."

     MANAGEMENT RECOGNITION PLAN. The Board has adopted a Management Recognition Plan subject to ratification by stockholders at the Meeting. See "Proposal II - Ratification of the 1996 Management Recognition Plan."

TRANSACTIONS WITH MANAGEMENT AND INDEBTEDNESS OF MANAGEMENT

     The Association has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. Loans to executive officers and directors are made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to full-time employees secured by their residence are made at discounted rates of 200 to 275 basis points above the specified index utilized by the Association depending upon the employee's length of service and position. Loans to directors must be approved by a majority of the disinterested directors. Loans to an executive officer must be approved by a majority of the Board of Directors. All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Association. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans outstanding to all directors and executive officers and their associates totaled $620,000 at September 30, 1995, which was 1.27% of the Company's stockholders' equity at September 9, 1996. As of September 9, 1996, all such loans are performing in accordance with their repayment terms.

     Set forth below is certain information as to loans made by the Association prior to changes in federal law to each of its directors and executive officers whose aggregate indebtedness at any time since October 1, 1994, at a preferential interest rate (generally 100 to 225 basis points over the Association's cost of funds as adjusted on a monthly basis) pursuant to the Association's loan policy at the time such loans were made. Each of the loans was made in the ordinary course of business and did not involve more than the normal risk of collectibility. All loans designated as residential loans are first mortgage loans secured by the borrower's principal place of residence.

                                                                                         Largest
                                                                                          Amount
                                                     Date of                Original   Outstanding    Balance at
                Name and Position                     Loan    Type of Loan   Amount   Since 10/01/94   09/30/95
- ---------------------------------------------------  -------  ------------  --------  --------------   ---------
John S. Kulacz, Director Emeritus                      12/82    Residence    $60,000     $45,385      $  42,879

Richard F. Komosinski, President, Chief Executive      03/71    Residence     21,000       2,367            828
Officer and Director                                   09/85    Residence     60,000      48,357         46,584

Joseph D. Roberto, Vice President, Treasurer and       05/86    Residence     55,000      48,822         47,445
Chief Financial Officer

Joseph L. Macchia, Vice President and Secretary        10/85    Residence     90,000      78,978         76,667

     In addition to the loans listed in the table above, the Association has in the ordinary course of business made loans to its directors, executive officers and members of their immediate families or affiliates thereof on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties and did not involve more than the normal risk of collectibility or present other unfavorable features. Such loans outstanding totaled approximately $259,000 at September 30, 1995, or .50% of the Company's stockholders' equity at September 9, 1996.


     PROPOSAL I - RATIFICATION OF THE 1996 STOCK OPTION AND INCENTIVE PLAN

GENERAL

     Establishment and implementation of the Stock Option Plan is subject to ratification by stockholders. The Stock Option Plan is in compliance with OTS regulations, however, the OTS has not endorsed or approved the Stock Option Plan and no written or oral representation to the contrary is made hereby.

     The Stock Option Plan has been adopted by the Board of Directors of the Company, subject to ratification by stockholders at the Meeting. Ratification by stockholders of the adoption of the Stock Option Plan will ratify the awards proposed thereunder and as described in "Awards Under the Stock Option Plan" herein, and will ratify the granting of additional awards pursuant to the provisions of the Stock Option Plan. Pursuant to the Stock Option Plan, the Company will reserve for issuance thereunder either from authorized but unissued shares or from issued shares reacquired and held as treasury shares, 357,075 shares of the Common Stock (10% of the shares issued in the Association's Conversion). Management may, to the extent practicable and feasible, fund the Stock Option Plan from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued Common Stock to fund the Stock Option Plan, the exercise of stock options will have the effect of diluting the holdings of persons who own the Common Stock. Assuming all options under the Stock Option Plan are awarded and exercised through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 9.1%. Upon ratification of the Stock Option Plan by stockholders, it is proposed that options to purchase an aggregate of 264,951 shares of Common Stock will be awarded, which will leave available 92,124 shares for future awards.

     The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive Stock Option Plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest. In addition, certain provisions included in the Company's Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with the Board of Directors of the Company. Included among these provisions are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a supermajority vote of stockholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of stockholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even where a majority of the stockholders approve of such transaction.

     In addition, federal regulations prohibit the beneficial ownership of more than 10% of the stock of a converted savings institution or its holding company without prior approval of the OTS. Federal law and regulations also require OTS approval prior to the acquisition of "control" (as defined in the OTS regulations) of an insured institution, including a holding company thereof. These regulations could have the effect of discouraging takeover attempts of the Company.

     Attached as Exhibit A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

PRINCIPAL FEATURES OF THE STOCK OPTION PLAN

     The Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable OTS regulations, as the committee administering the Stock Option Plan may determine. Subject to certain exceptions described herein, awards made under such plan vest at a rate of at least one-fifth of the initial award per year, subject to the participant maintaining continuous service to the Company or its subsidiaries from the date of grant.

     Pursuant to OTS regulations, each non-employee director of the Company and all non-employee directors of the Company as a group, may not be awarded more than 5% and 30% of the total shares subject to the Stock Option Plan, respectively. In addition, no individual may be granted awards with respect to more than 25% of the total shares subject to the Stock Option Plan.

     Shares awarded pursuant to the Stock Option Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

     The Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), which is comprised of non-employee directors of the Company. Directors Bachop, Lohrfink, Sarubbi and Martin have been appointed as the present members of the Compensation Committee. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan, which currently includes approximately 64 persons. In granting awards under the Stock Option Plan, the Compensation Committee considers, among other things, position and years of service, value of the participant's services to the Company and the Association and the added responsibilities of such individuals as employees, directors and officers of a public company.

STOCK OPTIONS

     The term of stock options may not exceed ten years from the date of grant. The Compensation Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

     In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the Compensation Committee, in the event a participant ceases to maintain continuous service (as defined in the Stock Option Plan) with the Company or one of its affiliates, for any reason (excluding death, disability and termination for cause), an exercisable stock option will continue to be exercisable for three months thereafter but in no event after the expiration date of the option. Unless otherwise provided by the Compensation Committee, in the event of disability of a participant during such service, all options not then exercisable shall become exercisable in full and remain exercisable for a period of three months from the date of such disability. Unless otherwise provided by the Compensation Committee, in the event of death of a participant, all options not then exercisable shall become exercisable in full. Unless otherwise provided by the Compensation Committee, in the event of the death of a participant during such service or within the three-month period described above following termination of service described above, an exercisable option will continue to be exercisable for one year, to the extent exercisable by the participant upon his death, but in no event later than ten years after grant. Following the death of any participant, the Compensation Committee may, as an alternative means of settlement of an option, elect to pay to the holder thereof an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is notified of termination for cause.

     The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or, if permitted by the Compensation Committee, shares of Common Stock, or a combination of both.

     The Stock Option Plan provides for the grant of a non-qualified stock option to purchase 17,853 shares of Common Stock to each director who is not a full-time employee of the Company, as of the date of stockholder ratification of the Stock Option Plan. Such options have a term of ten years, are not transferable, and vest at the rate of 20% per year commencing on the one-year anniversary of the date of grant. The exercise price per share of such options shall be equal to the fair market value of the Common Stock on the date of grant.

STOCK APPRECIATION RIGHTS

     The Compensation Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Compensation Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

     "Senior Officer" means the Company's president, principal financial officer or principal accounting officer (or if there is no such accounting officer, the controller), any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of the Company's affiliates shall be deemed Senior Officers of the Company if they perform such policy-making functions for the Company. "Ten Percent Beneficial Owner" means the beneficial owner of more than ten percent of any class of the Company's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     SARs will require an expense accrual by the Company each year for the appreciation on the SARs which it is anticipated will be exercised. The amount of the accrual is dependent upon whether and the extent to which the SARs are granted and the amount, if any, by which the market value of the SARs exceeds the exercise price.

LIMITED STOCK APPRECIATION RIGHTS

     Limited SARs will be exercisable only for a limited period in the event of a tender or exchange offer for shares of the Company's Common Stock, other than by the Company, where 25% or more of the outstanding shares are acquired in that offer or any other offer which expires within 60 days of that offer. The amount paid on exercise of a Limited SAR will be the excess of (a) the market value of the shares on the date of exercise, or (b) the highest price paid pursuant to the offer, over the exercise price. Payment upon exercise of a Limited SAR will be in cash.

     Limited SARs may be granted at the time of, and must be related to, the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the other. Subject to vesting requirements contained in OTS regulations, Limited SARs will be exercisable only for the 45 days following the expiration of the tender or exchange offer, during which period the related stock option or SAR will be exercisable. However, no Limited SAR will be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner of the Company within six months of the date of its grant.

EFFECT OF MERGER AND OTHER ADJUSTMENTS

     Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted appropriately by the Compensation Committee in the event of any merger, consolidation, reorganization, recapitalization (including a return of capital), combination or exchange of shares, stock dividend, stock split or other change in the corporate structure or Common Stock of the Company.

     In the event of any merger, consolidation or combination of the Company with or into another company or other entity, whereby either the Company is not the continuing entity or its outstanding shares of Common Stock are converted into or exchanged for different securities, cash or property, or any combination thereof, pursuant to a plan or agreement the terms of which are binding upon all stockholders, any participant to whom a stock option or SAR has been granted at least six months prior to such event will have the right upon exercise of the option or SAR (subject to the terms of the Stock Option Plan and any other limitation or vesting period applicable to such option or SAR) to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or SAR over the exercise price of the option or SAR multiplied by the number of shares with respect to which the option or SAR has been exercised.

AMENDMENT AND TERMINATION

     The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, subject to compliance with OTS regulations, but may not, without the prior ratification of the stockholders, make any amendment which shall (i) increase the aggregate number of securities which may be issued under the Stock Option Plan (except as specifically set forth under the Stock Option Plan), (ii) materially change the requirements as to eligibility for participation in the Stock Option Plan or
(iii) change the class of persons eligible to participate in the Stock Option Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an award will neither, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

(2) In order to qualify as an "Incentive Stock Option," a stock option awarded under the Stock Option Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 single person or $45,000 married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable excess as exceeds $175,000 and 28% on minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. Provided the applicable holding periods described above are satisfied, the participant will recognize long term capital gain or loss upon the resale of the shares received upon such exercise.

(3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(4) The exercise of a SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

(5) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

AWARDS UNDER THE STOCK OPTION PLAN

          The following table presents information at September 9, 1996 with respect to the number of awards of options which are currently intended to be granted under the Stock Option Plan, subject to stockholder ratification of the Stock Option Plan, to (i) the Named Officers, (ii) all executive officers of the Company and the Association as a group, (iii) directors who are not executive officers of the Company and the Association as a group, and (iv) all non-executive officer employees of the Company or the Association as a group. On September 9, 1996, the closing price for the Common Stock as quoted on the Nasdaq National Market System was $11.625 per share.


                                  1996 STOCK OPTION AND INCENTIVE PLAN
- -------------------------------------------------------------------------------------------------------------
                       Name and Position                                  Dollar Value/(1)/  Number of Shares
- -------------------------------------------------------------------------------------------------------------
Richard F. Komosinski, Director, President and Chief Executive Officer    $ ---                        85,698
Executive Officer Group (4 persons)                                         ---                       157,833
Non-Executive Director Group (6 persons)                                    ---                       107,118
Non-Executive Officer Employee Group (6 persons)                            ---                           ---
- -------------------------------------------------------------------------------------------------------------

/(1)/ Any value realized will be the difference between the exercise price and the market value upon exercise. Since the options have not been granted, there is no current value.

     Subject to the conditions of the Stock Option Plan, the proposed awards described in the preceding table will vest in not less than five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant and the additional installments vesting ratably on each subsequent anniversary of the date of grant. Pursuant to the terms of the Stock Option Plan, all options are required to be granted with an exercise price equal to not less than the fair market value of the shares on the date of grant. To the extent permitted under applicable law, all options granted to officers are intended to be incentive stock options. All awards to directors who are not full time employees of the Company will be non-qualified stock options. No awards are intended to be made to the Association's directors emeriti under the MRP at this time.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1996 STOCK OPTION AND INCENTIVE PLAN.

      PROPOSAL II - RATIFICATION OF THE 1996 MANAGEMENT RECOGNITION PLAN

GENERAL

     Establishment and implementation of the MRP is subject to ratification by stockholders. The MRP is in compliance with OTS regulations, however, the OTS has not endorsed or approved the MRP and no written or oral representation to the contrary is made hereby.

     The MRP has been adopted by the Board of Directors of the Company, subject to stockholder ratification. The MRP is designed to provide directors, officers and employees with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company and the Association. Ratification by stockholders of the adoption of the MRP will ratify the awards proposed thereunder and as described in "Awards under the MRP" herein, and will ratify the granting of additional restricted stock awards pursuant to the provisions of the MRP. Pursuant to the MRP, 142,830 shares of Common Stock (or 4.0% of the shares sold in the Association's Conversion), funded from either authorized but unissued shares or issued shares subsequently reacquired and held as treasury shares, will be available for awards. Management currently intends, to the extent practicable and feasible, to fund the MRP from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued shares to fund the MRP the interests of current stockholders will be diluted. Assuming all MRP Shares are awarded through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 3.85%. Upon ratification of the MRP by stockholders, it is proposed that an aggregate of 101,405 shares of Common

Stock will be awarded to directors and officers of the Company and the Association, which will leave 41,425 shares available for future awards.

     Attached as Exhibit B to this Proxy Statement is the complete text of the form of the MRP. The principal features of the MRP are summarized below.

PRINCIPLE FEATURES OF THE MRP

     The MRP provides for the award of shares of Common Stock ("MRP Shares") subject to the restrictions described below. Each award under the MRP will be made on such terms and conditions, consistent with the terms of the MRP and applicable OTS regulations, as the Compensation Committee shall determine.

     The MRP is administered by the Company's Compensation Committee. The Compensation Committee will select the recipients and terms of awards pursuant to the MRP. For information regarding the membership of this Committee, see "Proposal I - Ratification of the 1996 Stock Option and Incentive Plan." In determining to whom and in what amount to grant awards, the Compensation Committee considers the position and responsibilities of eligible individuals, the value of their services to the Company and the Association and other factors it deems relevant. Pursuant to the terms of the MRP, any director, officer or employee of the Company or its affiliates may be selected by the Compensation Committee to participate in the MRP, which currently includes eligible participants of approximately 66 persons.

     The MRP provides that MRP Shares used to fund awards under the MRP may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any MRP Shares which are forfeited will again be available for issuance under the MRP.

     As required by OTS regulations, award recipients earn (i.e., become vested in) awards, over a period of time as determined by the Compensation Committee at the time of grant, provided that no award may vest earlier than one year from the date of stockholder approval of the MRP and shall vest at a rate not to exceed 20% of the initial award per year except in the event of death or disability. Pursuant to OTS Regulations, no director who is not an employee of the Company shall be granted awards with respect to more than 5% of the total shares subject to the MRP. All non-employee directors of the Company, in the aggregate, may not be granted awards with respect to more than 30% of the total MRP Shares and no individual shall be granted awards with respect to more than 25% of the total MRP Shares. It is intended that no award granted to an executive officer of the Company or its affiliates shall vest in any fiscal year (and shall be carried over to the subsequent fiscal year) in which the Association fails to meet all of its fully phased-in capital requirements.

     Subject to compliance with OTS regulations, the Compensation Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all of the restrictions. In the event a participant ceases to maintain continuous service with the Company or the Association by reason of death or disability, MRP Shares still subject to restrictions will be free of these restrictions and shall not be forfeited. In the event of termination for any other reason, all shares will be forfeited and returned to the Company.

     Holders of MRP Shares may not vote or sell, assign, transfer, pledge or otherwise encumber any of the MRP Shares during the restricted period. During the restricted period, MRP Shares will be voted by an independent trustee and not by the holder of such shares. In addition, all dividends declared and paid on MRP Shares still subject to restrictions will be deferred and held for the account of the participant thereof until the earlier to lapse of the restrictions on such shares or the death or disability of the participant.

     Finally, the MRP provides for an award as of the date of stockholder ratification of the MRP of 5,713, 2,856 and 7,141 Shares to each director who is not a full-time employee of the Company ("non-employee director") with 10 or more years of service to the Company or its Affiliates and each non-employee director with less then 10 years of service to the Company or its Affiliates and each director emeritus of the Association, respectively. As provided in the MRP, no MRP Shares granted to a non-employee director or director emeritus shall be earned in any fiscal year (and shall be carried over to the subsequent fiscal year) in which the Association fails to meet all of its fully phased-in capital requirements.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     MRP Shares awarded under the MRP will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

FEDERAL INCOME TAX CONSEQUENCES

     Holders of MRP Shares will recognize ordinary income on the date that the MRP Shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the MRP Shares. Holders of MRP Shares will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes for the Company.

AMENDMENT TO THE MRP

     The Board of Directors of the Company may amend, suspend or terminate the MRP or any portion thereof at any time, subject to OTS Regulations, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award theretofore made pursuant to the MRP.

AWARDS UNDER THE MRP

     The following table presents information at September 9, 1996 with respect to the number of MRP Shares which are currently intended to be granted under the MRP, subject to stockholder ratification of the MRP, to (i) the Named Officers,
(ii) all executive officers of the Company and the Association as a group, (iii) directors who are not executive officers of the Company or the Association as a group, and (iv) all non-executive officer employees of the Company or the Association as a group.


                                               1996 MANAGEMENT RECOGNITION PLAN
- -----------------------------------------------------------------------------------------------------------------------
                        Name and Position                                 Dollar value/(1)/  Shares of Restricted Stock
- -----------------------------------------------------------------------------------------------------------------------
Richard F. Komosinski, Director, President and Chief Executive Officer             $415,093                      35,707
Executive Officer Group (4 persons)                                                 680,748                      58,559
Non-Executive Director Group (6 persons)                                            332,056                      28,564
Non-Executive Officer Employee Group (6 persons)                                        ---                         ---
Director Emeritus Group (2 persons)                                                 166,028                      14,282
- -----------------------------------------------------------------------------------------------------------------------

- ---------------
/(1)/ Assumes an aggregate market value of the MRP Shares based on the closing price of the Common Stock of $11.625 as reported on the Nasdaq National Market System on September 9, 1996.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1996 MANAGEMENT RECOGNITION PLAN.

                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must have been received at the Company's office located at 6 Executive Plaza, Yonkers, New York 10701, no later than September 1, 1996. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies for a fee not to exceed $4,500, plus out-of-pocket expenses, not to exceed $2,500. In addition, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation.


Yonkers, New York
September 12, 1996

                                                                       EXHIBIT A

                         YONKERS FINANCIAL CORPORATION
                     1996 STOCK OPTION AND INCENTIVE PLAN


     1.  Plan Purpose.  The purpose of the Plan is to promote the long-term
         ------------
interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti, offi cers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

     2.  Definitions.  The following definitions are applicable to the Plan:
         -----------

     "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Association" - means The Yonkers Savings & Loan Association, FA and any successor entity.

     "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right or any combination thereof, as provided in the Plan.

     "Code" - means the Internal Revenue Code of 1986, as amended.

     "Committee" - means the Committee referred to in Section 3 hereof.

     "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or an Affiliate, except that when used with re spect to any Options or Rights which at the time of exercise are intended to be Incentive Stock Options, continuous service means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean the availability to perform such functions as may be required of such persons.

     "Corporation" - means Yonkers Financial Corporation, a Delaware corporation.

     "Disinterested Person" - means any member of the Board of Directors of the Corporation who: (a) is an outside director as defined under Section 162 (m) of the Code and the regulations thereunder; (b) is not currently a Senior Officer of the Corporation or its Affiliates, or otherwise currently employed by the Corporation or its Affiliates; (c) does not receive compensation, either directly or indirectly, from the Corporation or its Affiliates, for services rendered as a consultant or in any capacity, other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required to Rule 404(a) of Regulation S-K under the Securities and Exchange Commission Regulations; and (d) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K of the Securities and Exchange Commission Regulations.

     "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

     "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

     "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 12 hereof upon exercise of such Right.

     "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422(b) of the Code.

     "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

     "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the NASDAQ System, or any similar system then in use, or, if no such quota tions are available, the fair market value on such date of a Share as the Committee shall determine.

     "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which is not intended to qualify under Section 422(b) of the Code.

     "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

     "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or who is granted an Award pursuant to Section 19 hereof.

     "Plan" - means the 1996 Stock Option and Incentive Plan of the Corporation.

     "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

     "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

     "Shares" - means the shares of common stock, par value $0.01 per share, of the Corporation.

     "Senior Officer" - means the Corporation's president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.

     "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

     3. Administration. The Plan shall be administered by a Committee
        --------------
consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to Office of Thrift Supervision Regulations, to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4.  Participation in Committee Awards.  The Committee may select from time
         ---------------------------------
to time Participants in the Plan from those directors (including advisory directors and directors emeriti), officers and employees (other than Disinterested Persons), of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

     5.  Shares Subject to Plan.  Subject to adjustment by the operation of
         ----------------------
Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 357,075 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

    6.  General Terms and Conditions of Options and Rights.  The Committee shall
        --------------------------------------------------
have full and complete authority and discretion, subject to Office of Thrift Supervision Regulations and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condi tion of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant. Notwithstanding the foregoing and subject to compliance with applicable Office of Thrift Supervision Regulations, no individual shall be granted Awards in any calendar year with respect to more than 25% of the total shares subject to the Plan.

     No director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total shares subject to the Plan. All non-employee directors of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total shares subject to the Plan and no individual shall be granted Awards with respect to more than 25% of the total shares subject to the Plan.

     Any Award made pursuant to this Plan, which Award is subject to the requirements of Office of Thrift Supervision Regulations, shall vest in at least five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant, except in the event of death or disability.

     In the event Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

     Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Option Agreement").

    7.  Exercise of Options or Rights.
        -----------------------------

(a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right.

(b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Partici pant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

(c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (excluding death, disability and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death or disability then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (i) in the event of death for the period described in paragraph (d) of this Section 7 and (ii) in the event of disability for a period of three months following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the effective date of such termination.

(d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three-month period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title 1 of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right upon his death as provided in paragraph (c) above, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

(e) Notwithstanding the provisions of subparagraphs (c) and (d) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

     8.  Incentive Stock Options.  Incentive Stock Options may be granted only
         -----------------------
to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

     9.  Stock Appreciation Rights.  A Stock Appreciation Right shall, upon its
         -------------------------
exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto, provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exer cisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

     10.  Limited Stock Appreciation Rights.  At the time of grant of an Option
          ---------------------------------
or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right, provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Subject to vesting requirements contained in 12 C.F.R. (S) 563b.3(g)(4) or any successor regulation, a Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date.

     A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Re lated Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

     For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

     11.  Adjustments Upon Changes in Capitalization.  In the event of any
          ------------------------------------------
change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, cash distribution in excess of normal dividend levels, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, class and exercise price of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

     12.  Effect of Merger.  In the event of any merger, consolidation or
          ----------------
combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate or articles of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least six months prior to such event shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     13.  Assignments and Transfers.  No Award nor any right or interest of a
          -------------------------
Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

     14.  Employee Rights Under the Plan.  No director, officer or employee
          ------------------------------
shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     15.  Delivery and Registration of Stock.  The Corporation's obligation to
          ----------------------------------
deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or other system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

     16.  Withholding Tax.  The Corporation shall have the right to deduct from
          ---------------
all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

     17.  Amendment or Termination.  The Board of Directors of the Corporation
          ------------------------
may amend, suspend or terminate the Plan or any portion thereof at any time, subject to Office of Thrift Supervision Regulations, but no amendment shall be made without approval of the stockholders of the Corporation which shall, (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan (except pursuant to Section 4), (ii) materially change the requirements as to eligibility for participation in the Plan or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     18.  Effective Date and Term of Plan.  The Plan shall become effective upon
          -------------------------------
its ratification by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 17 hereof.

     19.  Initial Grant.  By, and simultaneously with, the ratification of
          -------------
this Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation at the time of stockholder ratification of this Plan who is not a full-time Employee, is hereby granted a ten-year, Non-Qualified Stock Option to purchase 17,853 Shares. Each such Option shall be evidenced by a Non-Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Options granted pursuant to this section shall vest in five equal annual installments with the first installment vesting on the first anniversary of the date of grant, subject to the Director maintaining Continuous Service with the Corporation or its Affiliates since the date of grant.

                                                                       EXHIBIT B

                         YONKERS FINANCIAL CORPORATION
                       1996 MANAGEMENT RECOGNITION PLAN


     1.  Plan Purpose.  The purpose of the Plan is to promote the long-term
         ------------
interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, executive officers and employees of the Corporation and its Affiliates.

     2.  Definitions.  The following definitions are applicable to the Plan:
         -----------

     "Award" - means the grant of Restricted Stock pursuant to the terms of
Section 12 of the Plan or by the Committee, as provided in the Plan.

     "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Association" - means The Yonkers Savings & Loan Association, FA, a savings institution and its successors.

     "Beneficiary" - means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     "Code" - means the Internal Revenue Code of 1986, as amended.

     "Committee" - means the Committee of the Board of Directors of the Corporation referred to in Section 6 hereof.

     "Continuous Service" - means the absence of any interruption or termination of service as a director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its Affiliates or its successor. With respect to any director emeritus or advisory director, continuous service shall mean the availability to perform such functions as may be required of such individuals.

     "Corporation" - means Yonkers Financial Corporation, a Delaware corporation.

     "Disability" - means any physical or mental impairment which qualifies an employee, director, director emeritus or advisor director for disability benefits under any applicable long-term disability plan maintained by the Association or an Affiliate, or, if no such plan applies, which renders such employee or director, in the judgment of the Committee, unable to perform his customary duties and responsibilities.

     "Disinterested Person" - means any member of the Board of Directors of the Corporation who: (a) is an outside director as defined under Section 162 (m) of the Code and the regulations thereunder; (b) is not currently a Senior Officer of the Corporation or its Affiliates, or otherwise currently employed by the Corporation or its Affiliates; (c) does not receive compensation, either directly or indirectly, from the Corporation or its Affiliates, for services rendered as a consultant or in any capacity, other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required to Rule 404(a) of Regulation S-K under the Securities and Exchange Commission Regulations; and (d) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K of the Securities and Exchange Commission Regulations.

     "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

     "Participant" - means any director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or is granted an Award pursuant to
Section 12.

     "Plan" - means the 1996 Management Recognition Plan of the Corporation.

     "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 3 hereof, so long as such restrictions are in effect.

     "Senior Officer" - means the Corporation's president, principal financial officer or principal accounting officer (or if there is no such accounting officer, the controller), any vice president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.

     "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

     3. Terms and Conditions of Restricted Stock. The Committee shall have full
        ----------------------------------------
 and complete authority, subject to the limitations of the Plan, to grant Awards and, in addition to the terms and conditions contained in paragraphs (a) through
(f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine, subject to OTS regulations.

(a) At the time of an Award, the Committee shall establish for each Participant a Restricted Period which shall not be less than five years, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged, voted or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs
    (c) and (e) of this Section 3 and Section 4 hereof, the Participant as owner of such shares shall have all the rights of a stockholder. The Committee shall have the authority, in its discretion, subject to compliance with OTS regulations, to accelerate the time at which any or all of the restrictions shall lapse with respect to an Award, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circum stances occurring after the commencement of such Restricted Period.

    No director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total shares subject to the Plan. All non-employee directors of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total shares subject to the Plan and no individual shall be granted Awards with respect to more than 25% of the total shares subject to the Plan.

    Any Award made pursuant to this Plan, which Award is subject to the requirements of Office of Thrift Supervision Regulations, shall vest in not less than five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant, except in the event of death or disability in which case all unvested shares shall rest immediately.

    In the event that Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

(b) Except as provided in Section 5 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death or disability), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death or disability, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions.

(c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1996 Management Recognition Plan of Yonkers Financial Corporation. Copies of such Plan are on file in the offices of the Secretary of Yonkers Financial Corporation, 6 Executive Plaza, Yonkers, New York 10701-9858.

(d) At the time of the granting of any Award, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

(e) The payment to the Participant of any dividends declared or paid by the Corporation on any Restricted Stock shall be deferred and held by the Corporation for the account of the Participant until the earlier to occur of
    (i) the lapsing of the restrictions imposed under paragraph (a) of this
    Section 3 or (ii) the forfeiture of such shares under paragraph (b) of this
    Section 3. There shall be credited at the end of each year (or portion thereof) interest on the amount of the Participant's account at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or upon death or disability. Shares of Restricted Stock shall not be voted by the Participant during the Restricted Period. Shares of Restricted Stock still subject to restriction shall be voted by an independent party to be named in the Restricted Stock Agreement.

(f) At the lapsing of the restrictions imposed by paragraph (a) of this Section 3, the Corporation shall deliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 3.

     4.  Adjustments Upon Changes in Capitalization.  In the event of any
         ------------------------------------------
change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

     5.  Assignments and Transfers.  During the Restricted Period, no Award
         -------------------------
nor any right or interest of a Participant under the Plan in any instrumen evidencing any Award under the Plan may be assigned, encumbered or transferred except (i) in the event of the death of a Participant, by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

     6.  Administration.  The Plan shall be administered by a Committee
         --------------
 consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to OTS regulations, to: (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     7.  Shares Subject to Plan.  Subject to adjustment by the operation of
         ----------------------
 Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 142,830 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

     The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     8.  Employee Rights Under the Plan.  No director, director emeritus,
         ------------------------------
 advisory director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any officer or employee any right to be retained in the employ of the Corporation, the Association or any Affiliate.

     9.  Withholding Tax.  Upon the termination of the Restricted Period with
         ---------------
respect to any shares of Restricted Stock (or at such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation may, in its sole discretion, withhold from any payment or distribution made under this Plan sufficient Shares or withhold sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

     10.  Amendment or Termination.  The Board of Directors of the Corporation
          ------------------------
may amend, suspend or terminate the Plan or any portion thereof at any time, subject to OTS regulations; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     11.  Term of Plan.  The Plan shall become effective upon its ratification
          ------------
by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 11 hereof.

     This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

     12.  Director Awards.  By, and simultaneously with, the ratification of
          ---------------
this Plan by the stockholders of the Corporation, each non-employee member of the Board of Directors of the Corporation with 10 or more years of service to the Corporation or its Affiliates, each non-employee member of the Board of Directors of the Corporation with fewer than 10 years of service to the Corporation or its Affiliates and each director emeritus of the Association, is hereby granted an Award equal to 5,713, 2,856 and 7,141 Shares. Each such Award shall be evidenced by a Restricted Stock Agreement in a form approved by the Corporation and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Awards granted pursuant to this Section 12 shall be earned in five equal annual installments, with the first installment vesting on the one-year anniversary of the date of grant, as long as the director maintains Continuous Service with the Corporation or its Affiliates, provided, however, no Award shall be earned in any fiscal year in which the
- --------  -------
Association fails to meet its capital requirements.

                                REVOCABLE PROXY

                         YONKERS FINANCIAL CORPORATION
                        SPECIAL MEETING OF STOCKHOLDERS

                               October 30, 1996

     The undersigned hereby appoints the Board of Directors of Yonkers Financial corporation (the "company"), and its survivor, wit full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held on October 30, 1996 at the main office of The Yonkers Savings & Loan Association, FA located at One Manor House Square, Yonkers, New York, at 4:30 p.m., Yonkers, New York time, and at any and all adjournments thereof, as follows:

I.   Ratification of the adoption of the 1996 Stock Option and Incentive Plan.

                 [ ]  FOR        [ ] AGAINST       [ ] ABSTAIN

II.  Ratification of the adoption of the 1996 Management Recognition Plan.

                 [ ]  FOR        [ ] AGAINST       [ ] ABSTAIN

     In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Directors recommends a vote "FOR" the listed proposals.

- --------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
- --------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Special Meeting and a Proxy Statement dated September 12, 1996.


Dated:
      -----------------------


- -----------------------------------    ------------------------------------
PRINT NAME OF STOCKHOLDER              PRINT NAME OF STOCKHOLDER



- -----------------------------------    ------------------------------------
SIGNATURE OF STOCKHOLDER               SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


        --------------------------------------------------------------
              PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS
                  PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
        --------------------------------------------------------------